UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of Securities Exchange Act of
1934

Date of Report:  January 18, 2000

Image Systems Corporation
(Exact name of registrant as specified in its Charter)

Minnesota  (State of Incorporation)
0-21245  (Commission file number)
41-1620497  (IRS Employer Identification Number)

6103 Blue Circle Drive, Minnetonka, Minnesota  55343
(Address of principal executive office)  (Zip Code)

Registrant's telephone number  (612) 935-1171


Item 5.  Other Events

Image Systems Corporation (NASDAQ:  IMSG), Minnetonka,
Minnesota, has appointed Bradley Beard to its Board of Directors. Mr. Beard is a Vice-President with Fairview Health
Services. Brad's extensive background in business management within the healthcare field makes him a particularly good fit as a Director of Image Systems Corporation.

Mr. Beard replaces Hilding Nelson who passed away.


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE SYSTEMS CORPORATION

By /s/ Dean Scheff, Chief Executive Officer

Date  January 18, 2000